UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2026
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Exodus Movement, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Texas		001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha,	Nebraska		68137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 833-992-2566
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Stock Incentive Plan

In February 2026, our Board of Directors (the “Board”), its Compensation Committee, and the stockholders holding a majority of the voting power of the outstanding shares of capital stock of the Company (by written consent in lieu of a stockholders’ meeting) approved the Exodus Movement, Inc. 2026 Stock Incentive Plan (the “2026 Plan”). On February 23, 2026, the Company filed a definitive information statement on Schedule 14C with the U.S. Securities and Exchange Commission (“SEC”) and commenced mailing the definitive information statement to stockholders of record as of the close of business on February 18, 2026. Such stockholders’ approval and the 2026 Plan became effective on March 19, 2026.

The 2026 Plan provides for the grant of stock options, restricted stock units and other equity-based awards to employees, directors and officers of the Company. The number of shares of the Company’s Class A common stock authorized for issuance under the 2026 Plan is 4,280,000 shares, subject to adjustment as provided in the 2026 Plan. In addition, the shares of Class A common stock available for issuance under the 2026 Plan will automatically increase on January 1 of each year, beginning in January 1, 2027 and continuing through January 1, 2036 in an amount equal to 5% of the Outstanding Common Stock (as defined in the 2026 Plan) on the preceding December 31, unless a lower, or no, increase is determined by the Compensation Committee of the Board, or another committee designated by the Board to administer the 2026 Plan.

The foregoing description of the 2026 Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit numbers	Description
10.1	Exodus Movement, Inc. 2026 Equity Incentive Plan, dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	March 25, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer